UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 30, 2005

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

        Florida                       000-51252                 59-2091510
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                            Identification No.)

                          830 Third Avenue, 14th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-1547
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement
Item 2.01         Completion of Acquisition or Disposition of Assets;
Item 2.03         Creation of a Direct Financial Obligation; and
Item 3.02         Unregistered Sales of Equity Securities.

ABR Acquisition

On November 1, 2005, National Investment Managers Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with American Benefit Resources, Inc., a Connecticut corporation ("ABR"). Pursuant to the Agreement, the Company agreed to acquire and, ABR agreed to sell, substantially all of the assets of ABR. The acquisition of ABR by the Company closed on November 30, 2005. In consideration for the assets, the Company paid ABR $8,000,000 in cash, issued to IBF Fund Liquidating, LLC, ABR's parent company, 671,141 shares of common stock (the "ABR Shares") and assumed various liabilities. Upon execution of the Agreement, the Company transferred $1,000,000 in cash to an escrow agent as a deposit (the "Escrow Amount"). On or prior to closing, the following amounts were disbursed:

            o the Escrow Amount plus interest in the amount of $1,909 was transferred by the escrow agent to ABR;
            o     $5,940,900 was paid by the Company to ABR or its designees;
            o $257,191 was deposited in an A/R escrow account to cover account receivables collected by the Company after the closing that are payable to ABR;
            o $800,000 was deposited in an indemnification escrow account pursuant to which, (i) if the final net liabilities of ABR is greater than $3,660,000, but less than or equal to $3,760,000, the escrow agent shall disburse to the Company the amount by which the final net liabilities of ABR exceeded $3,660,000 and
                  (ii) to cover losses for which ABR has agreed to indemnify the Company. In the event that final net liabilities exceed $3,760,000, then ABR is required to pay the Company the amount by which the final net liabilities exceeds $3,660,000; and
            o payoff of all amounts due ($953,000) pursuant to that certain Loan and Security Agreement entered between ABR and EuroAmerican Investment Corp. in September 2004 and the payoff of other various liabilities in the aggregate amount of $1,032,125.

The Company utilized funds generated from the sale of its securities in private placement transactions and a secured term loan in the amount of $9,200,000 obtained simultaneously with the closing of the ABR acquisition from Laurus Master Fund, Ltd. ("Laurus"), as more fully described below, to finance the cash component of the purchase price. No material relationship exists between the Company and ABR and/or its affiliates, directors, officers or any associate of an officer or director.

In connection with the transactions described above, the Company entered into a Restated Registration Rights Agreement with ABR and IBF Fund Liquidating, LLC pursuant to which it agreed to file a registration statement registering the ABR Shares. The Company must file such registration statement within 90 days of the closing of the ABR asset acquisition. The Company also granted piggyback registration rights with respect to the ABR Shares. The ABR Shares were offered and sold in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. IBF Fund Liquidating, LLC, ABR's parent company, is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

ABR currently serves 5,000 plans and 50,000 plan participants through its offices located in North Attleboro, Massachusetts, Marina del Rey, California, White Plains, New York, Houston, Texas, Seattle, Washington and Portland, Oregon.

Secured Term Loan

On November 30, 2005, the Company entered into a Securities Purchase Agreement for the sale of (i) $9,200,000 in a secured term note (the "Term Note") and (ii) 1,108,434 shares of the Company's common stock (the "November 2005 Shares"). The closing of this financing occurred on November 30, 2005. The Term Note matures on November 30, 2009. The term Note bears interest at an aggregate rate of 17.5% per annum, which is payable in two tranches. The first tranche bears interest at the rate of 10% and is payable on a monthly basis commencing December 1, 2005. The second tranche bears interest at the rate of 7.5% and is payable on a monthly basis commencing December 1, 2005, provided, however, the Company may elect to add the second tranche to the principal of the Term Note. Commencing June 1, 2006, the Company is required to commence making monthly amortizing payments in the amount of $219,047.62. The Company may prepay at anytime the Term Note together with the secured convertible term note that the Company previously issued to Laurus in March 2005.

In addition, the Company also entered into an Amended and Restated Registration Rights Agreement (the "Amended Agreement") with Laurus pursuant to which it agreed to file a registration statement registering the November 2005 Shares and the shares of common stock issuable upon conversion or exercise of the secured convertible term note (the "March 2005 Term Note"), stock option and common stock purchase warrant issued to Laurus in March 2005. The Company must file such registration statement within 15 days of filing its Form 10-KSB for the year ended December 31, 2005 and have the registration statement declared effective by August 15, 2006. The Company will be required to pay liquidated damages equal to 1.5% of the March 2005 Term Note on a monthly basis. The Amended Agreement extended the required filing and effective dates initially set forth in the registration rights agreement entered between the Company and Laurus in March 2005 that required the registration of the shares of common stock issuable upon conversion or exercise of the March 2005 Term Note, stock option and common stock purchase warrant issued to Laurus in March 2005.

The securities purchased by Laurus were offered and sold in a private placement transaction made in reliance upon exemptions from registration pursuant to
Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Laurus is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.


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Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of businesses acquired.

      Audited Financial Statements of ABR for the years ended December 31, 2004 and 2003 (to be filed by amendment).


      Unaudited Financial Statements of ABR for the nine months ended September 30, 2005 (to be filed by amendment).


(b)   Proforma Financial Information

      Proforma Financial Information (to be filed by amendment)

(c)   Index of Exhibits.

Exhibit
Number                     Description
------                     -----------

4.1 Securities Purchase Agreement dated November 30, 2005 entered by and between National Investment Mangers Inc. and Laurus Master Fund, Ltd.

4.2 Amended and Restated Registration Rights Agreement dated November 30, 2005 entered by and between National Investment Mangers Inc. and Laurus Master Fund, Ltd.

4.3         Secured Term Note dated November 30, 2005 issued to Laurus Master
            Fund, Ltd.

10.1        Asset Purchase Agreement between National Investment Mangers Inc.
            and American Benefit Resources, Inc. dated November 1, 2005 (1)

10.2 Deposit Escrow Agreement by and among National Investment Mangers Inc., JP Morgan Chase Bank, N.A. and American Benefit Resources, Inc. dated November 1, 2005 (1)

10.3 A/R Escrow Agreement by and among National Investment Mangers Inc., JP Morgan Chase Bank, N.A. and American Benefit Resources, Inc. dated November 30, 2005

10.4 Indemnification Escrow Agreement by and among National Investment Mangers Inc., JP Morgan Chase Bank, N.A. and American Benefit Resources, Inc. dated November 30, 2005

10.5 Registration Rights Agreement between National Investment Mangers Inc., American Benefit Resources, Inc. and Arthur J. Steinberg as manager of IBF Fund Liquidating LLC dated November 30, 2005

----------------------------------

(1) Incorporated by reference to the Form 8K- Current Report filing by the Company with the Securities and Exchange Commission on November 4, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


NATIONAL INVESTMENT MANAGERS INC.


By:      /s/ Richard Stierwalt
         ---------------------
Name:    Richard Stierwalt
Title:   President and Chief Executive Officer

Date:    December 5, 2005






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